Acquisitions and Divestitures	9 Months Ended	12 Months Ended
	Sep. 30, 2019	Dec. 31, 2018
Acquisitions and Divestitures
Acquisitions and Divestitures

Note 5.    Acquisitions and Divestitures

Acquisitions

(a)	Assets Acquisition of SolidOpinion, Inc (“SolidOpinion”)

On February 19, 2019, the Company completed the acquisition of certain assets from SolidOpinion in exchange for 4,500,000 shares of the Company’s common stock. The assets include cash ($2.5 million) and intellectual property (“IP”) which is complementary to the IP of Grapevine. The parties agreed that 450,000 of such shares of common stock (“Escrow Shares”) will be held in escrow until February 19, 2020 in connection with SolidOpinion’s indemnity obligations pursuant to the agreement. SolidOpinion have the rights to vote and receive the dividends paid with respect to the Escrow Shares.

(b)Assets Acquisition of Fintalk Assets (“Fintalk”)

In September 2018, the Company entered into an agreement to purchase Fintalk Assets from Sun Seven Star International Limited, a Hong Kong company and an affiliate of Dr. Wu. FinTalk Assets include the rights, titles and interest in a secure mobile financial information, social, and messaging platform that has been designed for streamlining financial-based communication for professional and retail users. The purchase price for Fintalk Assets was $7.0 million payable with $1.0 million in cash and shares of the Company’s common stock with a fair market value of $6.0 million. The Company paid $1.0 million in October 2018 and recorded in prepaid expense as of December 31, 2018 because the transaction had not closed.

In June 2019, the Company entered into an amendment to the agreement which amended the purchase price for Fintalk Assets to $6.35 million payable with $1.0 million in cash and shares of the Company’s common stock with a fair market value of $5.35 million. The Company issued 2,860,963 shares ($1.87 per share) in June 2019 and completed the transaction. In addition, upon completion of transaction the $1.0 million cash paid in 2018 was reclassified from prepaid expense to intangible assets.

(c)Acquisition of Grapevine Logic, Inc. (“Grapevine”)

In September 2018, the Company completed the acquisition of a 65.65% share of Grapevine for $2.4 million in cash. Fomalhaut Limited (“Fomalhaut”), a British Virgin Islands company and an affiliate of Dr. Wu, the Chairman of the Company, is the non-controlling equity holder of 34.35% in Grapevine (the “Fomalhaut Interest”). Fomalhaut entered into an option agreement, effective as of August 31, 2018 (the “Option Agreement”), with the Company pursuant to which the Company provided Fomalhaut with the option to sell the Fomalhaut Interest to the Company (the “Option”). The aggregate exercise price for the Option is the fair market value of the Fomalhaut Interest as of the close of business on the date preceding the date upon which the Option is exercised, and is payable in a combination of 1/3 in cash and 2/3 in the Company’s shares of common stock at the then market value on the exercise date. The Option Agreement will expire on August 31, 2021.

In May 2019, the Company entered into two amendments to the Option Agreement, The aggregate exercise price for the Option is amended to the greater of (i) fair market value of the Fomalhaut Interest in Grapevine as of the close of business on the date preceding the date upon which the option is exercised; and (ii) $1.84 per share of the Company’s common stock. It was also agreed that the full amount of the exercise price shall be paid in the form of common stock of the Company.

In June 2019, the Company issued 590,671 shares in exchange for a 34.35% ownership in Grapevine as a result of the exercise of the Option, at the completion of this transaction the Company owned 100% of Grapevine. At the completion date of the transaction, the carrying amount of the non-controlling interest in Grapevine was approximately $0.5 million. The difference between the value of the consideration exchanged of approximately $1.1 million and the carrying amount of the non-controlling interest in Grapevine is recorded as a debit to Additional Paid in Capital based on ASC 810-10-45-23.

(d)Termination of agreements with Tree Motion Sdn. Bhd. (“Tree Motion”)

Effective July 18, 2019, Ideanomics, Inc. (the “Company”) terminated its Acquisition Agreement with Tree Motion Sdn. Bhd., a Malaysian company (“Tree Motion”), pursuant to which the Company was to acquire 51% of Tree Motion in exchange for 25,500,000 shares of the Company’s common stock at $2.00 per share. Further, the Company terminated its Acquisition Agreement to acquire 11.22% of Tree Motion’s parent company, Tree Manufacturing Sdn. Bhd. (the “Parent Company”) for 12,190,000 shares of the Company’s common stock; provided, however, that the Company has acquired 250 acres in Malaysia-China Kuantan Industrial Park (MCKIP), the 1st Malaysia National Industrial Park joint developed by both Malaysia and China for $620,000.

(e)Acquisition of Glory Connection Sdn. Bhd (“Glory”)

On July 18, 2019, Ideanomics, Inc. (the “Company”) entered into an Acquisition Agreement (“Glory Agreement”) to purchase a 34% interest in Glory Connection Sdn. Bhd. a Malaysian Company, from its shareholder Beijing Financial Holding Limited, a Hong Kong registered company, for the consideration of 12,190,000 restricted common shares of Ideanomics (IDEX), representing $24.4 million at $2.00 per share. As part of this transaction, the Company was also granted an option to purchase a 40% interest in Bigfair Holdings Limited (“Bigfair”) from its shareholder Beijing Financial Holding Limited for an exercise price of $13.2 million in the form of common shares of Ideanomics. Bigfair currently holds a 51% ownership stake in Glory. The option is exercisable from July 18, 2020 to July 19, 2021. If the option was exercised, the Company would have 20.4% indirect ownership in Glory in addition to the 34% direct ownership it already has. As of September 30, 2019, the Company does not have control of Glory and has accounted for Glory as an equity method investment.

The Company has performed a valuation analysis and allocated $23,000,000 and $1,380,000 of the consideration transferred to the equity method investment and the call option, respectively. The call option is accounted for as an equity security without readily determinable fair value. Pro forma results of operations for Glory have not been presented because they are not material to the consolidated results of operations. Glory is currently in the process of ramping up its operations.

The following table summarizes the income statement information of Glory as of September 30, 2019:

	Three Months Ended	Nine Months Ended
	September 30, 2019	September 30, 2019
Revenue	$2,041	$3,936
Gross Profit	1,379	769
Net loss from operations	173,465	354,502
Net loss	171,719	352,606
Net loss attributable to Glory	$95,477	$195,121

(f)Acquisition of Delaware Board of Trade Holdings, Inc. (“DBOT”)

In April 2019, the Company entered into a securities purchase agreement to acquire 6,918,547 shares in DBOT in exchange for 4,427,870 shares of the Company’s common stock at $2.11 per share. In July 2019, the Company entered into another securities purchase agreement to acquire an additional 2,224,937 shares in DBOT in exchange for 1,423,960 shares of the Company’s common stock at $2.11 per share. The two transactions, which increased the Company’s ownership in DBOT to 99.04%, were completed in July 2019. The securities purchase agreements required the Company to issue additional shares of the Company’s common stock (“True-Up Common Stock”) in the event the stock price of the common stock fall below $2.11 at the close of trading on the date immediately preceding the lock-up date, which is 9 months from the closing date. The Company accounted for the additional True-Up Common Stock consideration as a liability in accordance with ASC 480. We recorded this liability at fair value of $2,217,034 on the date of acquisition. As of September 30, 2019, we remeasured this liability to $2,327,919 and the remeasurement loss of $(110,885) was recorded in the other income/(expense) of the income statement.

DBOT operates three companies: (i) DBOT ATS LLC, an SEC recognized Alternative Trading System; (ii) DBOT Issuer Services LLC, focused on setting and maintaining issuer standards, as well as the provision of issuer services to DBOT designated issuers; and (iii) DBOT Technology Services LLC, focused on the provision of market data and marketplace connectivity.

The consolidated statements of operation for the three months ended September 30, 2019 include the results of DBOT. Supplemental information on an unaudited pro forma basis, as if the acquisition had been consummated as of January 1, 2018 is as follows:

	Three Months	Nine Months	Nine Months
	Ended	Ended	Ended
	September 30,	September 30,	September 30,
	2018	2019	2018
Revenue	$43,798,865	$44,612,471	$363,004,917
Net Income (loss) attributable to IDEX common shareholders	$(7,818,047)	$10,582,474	$(21,387,162)

The unaudited pro forma results of operations do not purport to represent what the Company’s results of operations would actually have been had the acquisition occurred on January 1, 2018. Actual future results may vary considerably based on a variety of factors beyond the Company’s control.

For all intangible assets acquired, continuing membership agreements have useful life of 20 years and the customer list has useful life of 3 years. The following table summarizes the acquisition-date fair value of assets acquired and liabilities assumed, as well as the fair value of the non-controlling interest in DBOT recognized:

Cash	$246,929
Other financial assets	1,686,464
Financial liabilities	(4,411,140)
Noncontrolling interest	(104,649)
Goodwill	9,323,189
Intangible asset – continuing membership agreement	8,255,440
Intangible asset – customer list	58,830
$15,055,063

Divestitures

The Company may divest certain businesses from time to time based upon review of the Company’s portfolio considering, among other items, factors relative to the extent of strategic and technological alignment and optimization of capital deployment, in addition to considering if selling the businesses results in the greatest value creation for the Company and for shareholders.

(g)Red Rock Global Capital LTD (“Red Rock”)

In May 2019, the Company determined to sell the Red Rock business and entered into an agreement with Redrock Capital Group Limited, an affiliate of Dr. Wu, to sell its entire interest in Red Rock for a consideration of $700,000. The Company decided to sell Red Rock primarily because it has incurred operating losses and its business is no longer needed based on our strategic plan. The transaction was completed in July 2019 and the company recorded a disposal gain of $552,215.

(h)Amer Global Technology Limited (“Amer”)

On June 30, 2019, the Company entered into an agreement with BCC Technology Company Limited (“BCC”) and Tekang Holdings Technology Co., Ltd (“Tekang ”) pursuant to which Tekang will inject certain assets in the robotics and electronic internet industry and IOT business consisting of manufacturing data, supply chain management & financing, and lease financing of industrial robotics into Amer in exchange for 71.81% of ownership interest in Amer. The parties subsequently entered into several amendments including (1) changing the name of Amer to Logistorm Technology Limited, (2) issuing 39,500 new shares in Amer or 71.81% ownership interest to BCC instead of Tekang, (3) issuing 5,500 new shares in Amer or 10% ownership interest to Merry Heart Technology Limited (“MHT”) and (4) the Company is responsible for 20% of any potential tax obligation associated with Amer, if Amer fails to be publicly listed in 36 months from the closing date of this transaction. The Company concluded that it’s not probable that this contingent liability would be incurred. As a result of this transaction, the Company’s ownership interest in Amer was diluted from 55% to 10%. The transaction was completed on August 31, 2019.

The Company recognized a disposal gain of $505,148 as a result of the deconsolidating Amer. $95,104 of the gain is attributable to the 10% ownership interest retained in Amer. In addition, on the date Amer was deconsolidated, the Company recorded a bad debt expense of $622,286 relating to a receivable due from Amer to a subsidiary of the Company.

The following table summarizes the Consolidated Statement of Operations for the three months and nine months ended September 30, 2018, on an unaudited pro forma basis, as if the dilution of the Company’s interest in Amer had been consummated as of January 1, 2018:

	Three Months Ended	Nine Months Ended
	September 30, 2018	September 30, 2018
Revenue	$275,380	$260,547,120
Net loss from operations	(6,305,340)	(18,548,258)
Net loss	(7,390,597)	(19,351,526)
Net loss attributable to IDEX common shareholders	$(7,158,674)	$(18,945,524)

Pro forma results of operations for the period ended September 30, 2019 have not been presented because they are not material to the consolidated results of operations. Amer has no revenue and minimal operating expense in 2019.

Note 6.    Acquisitions and Divestitures

2018 Acquisitions

(a)  Grapevine Logic, Inc. (“Grapevine”)

On September 4, 2018, the Company completed the acquisition of 65.65% share of Grapevine for $2.4 million in cash. Grapevine fits within our overall core strategy to promote the use, development and advancement of technologies, by bringing technology leaders together with industry leaders and creating synergies in our Fintech Ecosystem and the businesses in our network of Industry Ventures. Grapevine is an end-to-end influencer marketing platform that facilitates collaboration between advertisers and brands with video based social influencers and content creators. We believe that Grapevine will help us develop strength in the consumer digital products industry vertical by providing the platform for connecting brands with content-producing influencers and their large-scale audience of consumer-driven followers to whom digital tokens, loyalty and discount cards, multi-purpose digital wallets, and other services may be marketed via Grapevine on behalf of the Company, brand advertisers and influencers, all according to a follower’s areas of interest. As a result of the acquisition, the Company can enhance our flexibility and adaptability in a rapidly evolving technological environment. The goodwill arising from the acquisition consists largely of the synergies and economies of scale expected from combining the operations of the Company and Grapevine. All of the goodwill was assigned to the Company’s Wecast Service segment. None of the goodwill recognized is expected to be deductible for income tax purposes. The transaction was accounted for as a business combination.

The following table summarizes the amounts of the assets acquired and liabilities assumed recognized at the acquisition date, as well as the fair value at the acquisition date of the non-controlling interest in Grapevine as of December 31, 2018.

Cash	$508,000
Other financial assets	388,000
Financial liabilities	(747,000)
Noncontrolling interest	(679,000)
Goodwill	705,000
Influencer network	1,980,000
Customer contract	500,000
Trade name	110,000
Technology platform	290,000
Deferred tax liabilities	(570,000)
$2,485,000

Pro forma results of operations for Grapevine have not been presented because it is not material to the consolidated results of operations. For all intangible assets acquired and purchased during the year ended December 31, 2018, the influencer network has a weighted-average useful life of 10 years, customer contracts have a weighted-average useful life of 3 years, the trade name has a weighted-average useful life of 15 years and technology platform has a weighted-average useful life of 7 years.

Fomalhaut Limited (“Fomalhaut”), a British Virgin Islands company and an affiliate of Bruno Wu (“Dr. Wu”), the Chairman of the Company, is the non-controlling equity holder of 34.35% in Grapevine (the “Fomalhaut Interest”). Fomalhaut entered into an option agreement, effective as of August 31, 2018 (the “Option Agreement”), with the Company pursuant to which the Company provided Fomalhaut with the option to sell the Fomalhaut Interest to the Company. The aggregate sale price for the Fomalhaut Interest is the fair market value of the Fomalhaut Interest as of the close of business on the date preceding the date upon which the right to sell the Fomalhaut Interest to the Company is exercised by Fomalhaut. If the option is exercised, the sale price for the Fomalhaut Interest is payable in a combination of 1/3 in cash and 2/3 in the Company’s shares of common stock at the then market value on the exercise date. The Option Agreement will expire on August 31, 2021.

(b)  Shanghai Guang Ming Investment Management (“Guang Ming”)

On April 24, 2018, the Company completed the acquisition of 100% equity ownership in Guang Ming, a PRC limited liability company, for a total purchase price of $0.36 million in cash. One of the two selling shareholders is a related party, an affiliate of Dr. Wu. Guang Ming holds a special fund management license. The acquisition will help the Company develop a fund management platform. Under Accounting Standard Codification (“ASC”) 805‑50‑05‑5 and ASC 805‑50‑30‑5, the transaction was accounted for as a reorganization of entities under common control, in a manner similar to a pooling of interest, using historical costs. As a result of the reorganization, the net assets of Guang Ming were transferred to the Company, and the accompanying consolidated financial statements have been prepared as if the current corporate structure had been in place at the beginning of periods presented in which the common control existed.

Pro forma results of operations for year 2017 acquisitions have not been presented because they are not material to the consolidated results of operations, either individually or in the aggregate.

(c)  Joint Venture with TPJ Ltd.

On October 9 2018, the Company announced that it has entered into a joint venture agreement with TPJ Ltd (“TPJ”), to create Ideanomics Resources LTD, a company organized under the laws of England and Wales and based in London. The joint venture will initially focus its efforts in Africa and Middle East, where TPJ has significant long-term relationships and unlock value in the commodities and energy sectors by leveraging and utilizing the Ideanomics Platform-as-a-Service (“PaaS”) solutions. The Company owns 75% equity interest of Ideanomics Resources and has no obligation to fund the operations. Ideanomics Resources is still in development stage and no revenue generated in 2018.

2017 Acquisitions

In January 2017, we completed two acquisitions, Sun Video Group Hong Kong Limited (“SVG”) and Wide Angle Group Limited (“Wide Angle”), for our Wecast business. As of the result of these acquisitions, the Company started to engage in consumer electronics e-commerce and smart supply chain management operations as part of our business strategy for our Wecast Service.

The Company acquired 100% of ownership in SVG and 55% of ownership in Wide Angle from a related party, BT Capital Global Limited (“BT”) for $800,000 in cash and contingent consideration arrangement with a $50 million convertible Promissory Note (the “SVG Note”) and a certain percentage of profits. BT is 100% owned by Dr. Wu. The contingent consideration arrangements are as follows:

1.

SVG Note- SVG Note with the principal and interest thereon can be convertible into the Company’s common stock at a conversion rate of $1.50 per share and will be automatically convert upon shareholders’ approval. BT has guaranteed that the business of SVG and its subsidiaries and Wide Angle (the “Sun Video Business”) shall achieve revenue of $250 million and $15 million of gross profit (collectively the “Performance Guarantees”) within 12 months of the closing (by January 2018). If the Sun Video Business fails to meet the Performance Guarantees, BT shall either forfeit back to the Company the Company’s common stock (“Earnout Shares”) or the SVG Note, on a pro rata basis based on the Performance Guarantee for which the Sun Video Business achieves the lowest percentage of the respective amount guaranteed. In 2018, the Company determined to issue 16.5 million Earnout Shares directly to BT.

2.

Profit sharing payments- if the Sun Video Business achieves more than $50 million in cumulative net income within 3 years of closing, (the “Net Income Threshold”), the Company shall pay BT 50% of the amount of any cumulative net income above the Net Income Threshold. Profit sharing payments shall be made on an annual basis, in either cash or stock at the discretion of our Board of Directors. If the Board decides to make the payment in stock, the number of our shares of common stock to be awarded shall be determined on the basis of the closing market price of the Company’s common stock. As of December 31, 2018, the Company does not expect Sun Video Business will meet Net Income Threshold and therefore did not record contingent liability relating to profit sharing payments.

Since the Company, SVG and Wide Angle had been under common controlled by Dr. Wu since November 10, 2016, this transaction was accounted for as a business combination between entities under common control. Therefore, in accordance with ASC Subtopic 805‑50, the consolidated financial statements of the Company include the acquired assets and liabilities of the SVG and Wide Angle at their historical carrying amounts starting from November 10, 2016. The consideration of $800,000 was paid in 2017 and 16.5 million Earnout Shares were issued in 2018 and the Company offset it against equity in accordance with ASC 805‑50‑25‑2.B.

2018 Divestitures

The Company may divest certain businesses from time to time based upon review of the Company’s portfolio considering, among other items, factors relative to the extent of strategic and technological alignment and optimization of capital deployment, in addition to considering if selling the businesses results in the greatest value creation for the Company and for shareholders.

In December 2018, we entered into an agreement with Hooxi, an entity listed on the TSX venture exchange in Canada, and completed the sale of our investment (55% interest) in Wide Angle and Shanghai Huicang Supplychain Management Ltd., whose operations mainly focus on magazines printing, for a nominal amount. This business was under the Wecast segment and had annual sales of approximately $347,000 and continued to incur losses with net assets is approximately $46,000. The transaction resulted in a loss of approximately $1.2 million.